                                                                   EXHIBIT 10.20

                               AMENDMENT NO. 1 TO
                                PLEDGE AGREEMENT
                                ----------------


     This Amendment No. 1 to PLEDGE AGREEMENT (this "Amendment") is entered into as of this 19th day of December, 1996 between RIVER HILLS WILSONS, INC., a Minnesota corporation ("Pledgor"), and CVS NEW YORK, INC., a New York corporation (formerly known as Melville Corporation) (the "Secured Party").

                                    RECITALS
                                    --------

     WHEREAS, Pledgor and the Secured Party have entered into that certain Pledge Agreement dated as of May 25, 1996 (as further amended, supplemented, restated or otherwise modified from time to time, the "Pledge Agreement"); and

     WHEREAS, Pledgor and the Secured Party desire to enter into certain amendments to the Pledge Agreement;

     NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

     1. Schedule I to the Pledge Agreement is hereby amended by deleting the table contained therein in its entirety and inserting the following new table in lieu thereof:


                                                                                 Stock           Number          Minority
    Name and Address                                          Class of        Certificate          of             Shares
       of Pledgor                   Stock Issuer               Stock           Number(s)         Shares         Outstanding
-------------------------    ------------------------         --------        -----------        ------         -----------
River Hills Wilsons, Inc.    Bermans The Leather               Common              5               100
7401 Boone Avenue North      Experts, Inc.
Brooklyn Park, MN 55428

                             Wilsons House of Suede, Inc.      Common              3                30

                             Wilsons Leather Holdings Inc.     Common              2               100

                             Burlington Wilsons, Inc.          Common              3               100

                             Christiana Wilsons, Inc.          Common              4               100

                             Haywood Wilsons, Inc.             Common            2, 3              100

                             Park Plaza Wilsons, Inc.          Common              3               100

                             Wilsons/Georgetown                Common              2               100
                             Leather Design of St.
                             Louis, MO., Inc.

                             Wilsons Leather of                Common              4               100
                             Alabama, Inc.

                                                                                 Stock           Number          Minority
    Name and Address                                          Class of        Certificate          of             Shares
       of Pledgor                   Stock Issuer               Stock           Number(s)         Shares         Outstanding
-------------------------    ------------------------         --------        -----------        ------         -----------
                             Wilsons Leather of                Common              5               100
                             Connecticut Inc.

                             Wilsons Leather of                Common              4               100
                             Florida Inc.

                             Wilsons Leather of                Common              4               100
                             Georgia Inc.

                             Wilsons Leather of                Common              5               100
                             Indiana Inc.

                             Wilsons Leather of Iowa           Common              4               100
                             Inc.

                             Wilsons Leather of                Common              3               100
                             Louisiana Inc.

                             Wilsons Leather of                Common              4               100
                             Maryland Inc.

                             Wilsons Leather of                Common              5               100
                             Massachusetts Inc.

                             Wilsons Leather of                Common              4               100
                             Michigan Inc.

                             Wilsons Leather of                Common              1               100
                             Mississippi Inc.

                             Wilsons Leather of New            Common              3               100
                             Jersey Inc.

                             Wilsons Leather of New            Common              4               100
                             York, Inc.

                             Wilsons Leather of North          Common              9               100
                             Carolina Inc.

                             Wilsons Leather of Ohio           Common              5               100
                             Inc.

                             Wilsons Leather of                Common              5               100
                             Pennsylvania Inc.

                             Wilsons Leather of Rhode          Common              5               100
                             Island Inc.

                             Wilsons Leather of                Common              4               100
                             Tennessee Inc.

                             Wilsons Leather of Texas          Common              4               100
                             Inc.

                             Wilsons Leather of                Common              5               100
                             Virginia Inc.

                             Wilsons Leather of West           Common              5               100
                             Virginia Inc.

                             Wilsons Leather of                Common              4               100
                             Wisconsin Inc.

                                                                                 Stock           Number          Minority
    Name and Address                                          Class of        Certificate          of             Shares
       of Pledgor                   Stock Issuer               Stock           Number(s)         Shares         Outstanding
-------------------------    --------------------------       --------        -----------        ------         -----------
                             Wilsons Tannery West, Inc.        Common              4               100

     2. This Amendment may be executed in counterparts with each such counterpart being considered an original and all such counterparts constituting one and the same document. THE TERMS OF THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS (EXCLUSIVE OF ANY RULES AND AS TO CONFLICT OF LAWS) AND THE LAWS OF THE UNITED STATES APPLICABLE THEREIN.


                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                    RIVER HILLS WILSONS, INC.,
                                     as Pledgor

                                    By:  /s/ Douglas J. Treff
                                         ---------------------------------
                                    Title:  Vice President
                                            ------------------------------

Accepted and Acknowledged by:

CVS NEW YORK, INC.

By:  /s/ Maureen Richards
     -----------------------------
Title:  Vice President
        --------------------------






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